As filed with the Securities and Exchange Commission on March 28, 2002.
                                            Registration Statement No. 333-_____

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------
                          RACING CHAMPIONS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)
                              --------------------
              DELAWARE                               36-4088307
   (State or Other Jurisdiction of                (I.R.S. Employer
   Incorporation or Organization)              Identification Number)
                               800 ROOSEVELT ROAD
                              BUILDING C, SUITE 320
                           GLEN ELLYN, ILLINOIS 60137
                                 (630) 790-3507
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
                                 ROBERT E. DODS
                             CHIEF EXECUTIVE OFFICER
                          RACING CHAMPIONS CORPORATION
                               800 ROOSEVELT ROAD
                              BUILDING C, SUITE 320
                           GLEN ELLYN, ILLINOIS 60137
                            TELEPHONE (630) 790-3507
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)
                          Copies of communications to:

           JAMES M. BEDORE                                THOMAS J. MURPHY
  REINHART BOERNER VAN DEUREN S.C.                    MCDERMOTT, WILL & EMERY
 1000 NORTH WATER STREET, SUITE 2100                   227 WEST MONROE STREET
     MILWAUKEE, WISCONSIN 53202                     CHICAGO, ILLINOIS 60606-5096
           (414) 298-1000                                  (312) 372-2000


                              --------------------
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

         If any of the securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. |_|

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-83296

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|



                         CALCULATION OF REGISTRATION FEE
========================= ==================== ==================== ==================== ====================
                                                    PROPOSED             PROPOSED
                                                     MAXIMUM              MAXIMUM
    TITLE OF SHARES             AMOUNT              OFFERING             AGGREGATE            AMOUNT OF
         TO BE                   TO BE                PRICE              OFFERING           REGISTRATION
       REGISTERED           REGISTERED (1)        PER SHARE (2)          PRICE (2)               FEE
------------------------- -------------------- -------------------- -------------------- --------------------
COMMON STOCK, PAR VALUE
$0.01 PER SHARE                 345,000               $17.42             $6,009,900              $553
========================= ==================== ==================== ==================== ====================


(1)  INCLUDES 45,000 SHARES OF COMMON STOCK WHICH THE UNDERWRITERS HAVE AN
     OPTION TO PURCHASE TO COVER OVER-ALLOTMENTS, IF ANY.
(2)  ESTIMATED SOLELY FOR THE PURPOSE OF CALCULATING THE REGISTRATION FEE IN
     ACCORDANCE WITH RULE 457(c) BASED UPON THE AVERAGE OF THE HIGH AND LOW
     TRADING PRICES OF THE COMMON STOCK, AS REPORTED ON THE NASDAQ NATIONAL
     MARKET ON MARCH 27, 2002.

                              --------------------
         THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE
COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT.
================================================================================

                                EXPLANATORY NOTE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Reg. No. 333-83296) filed by Racing Champions Corporation (the "Company") with the Securities and Exchange Commission on February 22, 2002, as amended, which was declared effective on March 27, 2002, at 3:00 p.m. Eastern Time, are incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glen Ellyn, State of Illinois on the 28th day of March, 2002.


                          RACING CHAMPIONS CORPORATION

                          BY /s/ Jody L. Taylor
                              -----------------------------------------------
                                 Jody L. Taylor, Chief Financial Officer



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on behalf of the Registrant in the capacities and on the dates indicated.


Signature                                     Title                                            Date
---------                                     -----                                            ----

          *                                   Chairman of the Board, Chief                 March 28, 2002
--------------------------------------------  Executive Officer and Director
Robert E. Dods                                (Principal Executive Officer)

          *
--------------------------------------------  Vice Chairman of the Board and               March 28, 2002
Boyd L. Meyer                                 Director

          *                                   Director                                     March 28, 2002
--------------------------------------------
Peter K.K. Chung

          *                                   Director                                     March 28, 2002
--------------------------------------------
Avy H. Stein

          *                                   Director                                     March 28, 2002
--------------------------------------------
Daniel M. Gill

          *                                   Director                                     March 28, 2002
--------------------------------------------
John S. Bakalar

          *                                   Director                                     March 28, 2002
--------------------------------------------
John J. Vosicky

          *                                   Chief Operating Officer and                  March 28, 2002
--------------------------------------------  Executive Vice President (Principal
Curtis W. Stoelting                           Financial Officer)


 /s/ Jody L. Taylor                           Chief Financial Officer and                  March 28, 2002
------------------------------------          Secretary (Principal Accounting
Jody L. Taylor                                Officer)


 /s/ Jody L. Taylor                                                                       March 28, 2002
-----------------------------------
Jody L. Taylor
*Attorney-in-Fact


                                  EXHIBIT INDEX


     Exhibit
     Number                Description
     ------                -----------


     1.1*         Form of Underwriting Agreement.

     5            Opinion of Reinhart Boerner Van Deuren s.c.

     23.1         Consent of Arthur Andersen LLP.

     23.2         Consent of Ernst & Young LLP.

     23.3 Consent of Reinhart Boerner Van Deuren s.c. (included in its opinion filed as Exhibit 5 hereto).

     24* Power of Attorney (included as part of the signature page hereof).


----------------------


* Incorporated by reference to the Registration Statement on Form S-3 (Reg. No. 333-83296) of Racing Champions Corporation, which was declared effective by the Securities and Exchange Commission on March 27, 2002.